                                                                 EXHIBIT 24.1

                                 FORM 10-K

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint WILLIAM J. BAUMGARTNER, KELLY E. MILLER, R. PAUL GUERRE and TASHIA
L. RIVARD, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Miller Exploration Company for its fiscal year ended December 31, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.


               DATE                               SIGNATURE


FEBRUARY 10 , 1999                     /S/WILLIAM CASEY MCMANEMIN
                                         (Sign and print name and title)

                                  FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint WILLIAM J. BAUMGARTNER, KELLY E. MILLER, R. PAUL GUERRE and TASHIA
L. RIVARD, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Miller Exploration Company for its fiscal year ended December 31, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.


               DATE                               SIGNATURE


JANUARY 28 , 1999                      /S/WILLIAM J. BAUMGARTNER
                                          (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint WILLIAM J. BAUMGARTNER, KELLY E. MILLER, R. PAUL GUERRE and TASHIA
L. RIVARD, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Miller Exploration Company for its fiscal year ended December 31, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.


               DATE                               SIGNATURE


FEBRUARY 2  , 1999                     /S/FRANK M. BURKE, JR.
                                          (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint WILLIAM J. BAUMGARTNER, KELLY E. MILLER, R. PAUL GUERRE and TASHIA
L. RIVARD, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Miller Exploration Company for its fiscal year ended December 31, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.


               DATE                               SIGNATURE


FEBRUARY 13 , 1999                     /S/RICHARD J. BURGESS
                                          (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint WILLIAM J. BAUMGARTNER, KELLY E. MILLER, R. PAUL GUERRE and TASHIA
L. RIVARD, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Miller Exploration Company for its fiscal year ended December 31, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.


               DATE                               SIGNATURE


FEBRUARY 6 , 1999                      /S/KENNETH J. FOOTE
                                          (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint WILLIAM J. BAUMGARTNER, KELLY E. MILLER, R. PAUL GUERRE and TASHIA
L. RIVARD, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Miller Exploration Company for its fiscal year ended December 31, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.


               DATE                               SIGNATURE


MARCH 15 , 1999                        /S/C. E. MILLER
                                          (Sign and print name and title)